UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________

          Date of Report                                       April 21, 2003
(Date of earliest event reported):

                            Badger Paper Mills, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

           Wisconsin                                             39-0143840
           ---------                      0-00795                ----------
        (State or other            ----------------------      (IRS Employer
jurisdiction of incorporation)    (Commission File Number)   Identification No.)

      200 West Front Street, P. O. Box 149, Peshtigo, Wisconsin 54157-0149
      --------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (715) 582-4551
                                 --------------
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               (99) Badger Paper Mills, Inc. Press Release dated April 21, 2003.

Item 9.   Regulation FD Disclosure.
------    ------------------------

     The information required by Item 12 is being provided under Item 9 pursuant to interim filing guidance provided by the Securities and Exchange Commission.

     On April 21, 2003, Badger Paper Mills, Inc. issued a press release announcing a first quarter loss due to rising expenses. A copy of the press release is furnished as Exhibit 99 hereto and is incorporated by reference herein.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BADGER PAPER MILLS, INC.

Date:    April 21, 2003

                                    By: /s/ William H. Peters
                                        ----------------------------------------
                                        William H. Peters
                                        Vice President, Chief Financial Officer,
                                           Secretary and Treasurer


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

                            BADGER PAPER MILLS, INC.

                   Exhibit Index to Current Report on Form 8-K
                              Dated April 21, 2003

Exhibit Number
---------------

     (99)      Badger Paper Mills, Inc. Press Release dated April 21, 2003




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